UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 21, 2025

Evolution Metals LLC

(Exact name of registrant as specified in its charter)

Delaware	333-283119-05	99-1246300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

516 S Dixie Hwy, Unit 209

West Palm Beach, FL, 33401

(Address and zip code of principal executive offices)

(561) 517-3750

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 5 to Merger Agreement

This section describes the material provisions of the Merger Agreement Amendment (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Amendment.

On July 21, 2025, Evolution Metals LLC, a Delaware limited liability company (“EM”), entered into an Amendment No. 5 to Amended and Restated Agreement and Plan of Merger (the “Merger Agreement Amendment”), by and among EM, Welsbach Technology Metals Acquisition Corp. (“WTMA”) and WTMA Merger Subsidiary LLC (“Merger Sub”), which amended the Amended and Restated Agreement and Plan of Merger, dated as of November 6, 2024 (as previously amended, the “Merger Agreement”), by and among EM, WTMA and Merger Sub, by among other things, acknowledging the previously disclosed termination of the Amended and Restated Merger Agreement, dated March 31, 2025, regarding the acquisition of Critical Mineral Recovery, Inc. and removing references to certain precedent step transactions related thereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1*	Amendment No. 5 to Amended and Restated Merger Agreement and Plan of Merger, dated as of July 21, 2025, by and among Welsbach Technology Metals Acquisition Corp., WTMA Merger Subsidiary LLC and Evolution Metals LLC (incorporated by reference to Exhibit 2.1 to Welsbach Technology Metals Acquisition Corp.’s Current Report on Form 8-K filed with the SEC on August 5, 2025 (File No. 001-41183))
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules to this exhibit have been omitted in accordance with Instruction 4 to Item 1.01 of Form 8-K. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2025

Evolution Metals LLC

By:	/s/ David Wilcox
Name:	David Wilcox
Title:	Manager

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